Interest expense	12 Months Ended
Dec. 31, 2019
Interest Expense [Abstract]
Interest expense
Interest expense

Interest expense consists of the following:

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017
Cash and payment-in-kind interest on debt facilities	(440)	(237)	(37)	(286)
Unwind of discount debt	(47)	(24)	—	—
Loan fee amortization	—	—	(1)	(27)
Capitalized interest	—	—	—	28
Interest expense	(487)	(261)	(38)	(285)
1) Cash and payment-in-kind interest on debt facilities
We incur cash and payment-in-kind interest on our debt facilities. This is summarized in the table below.

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017
Senior credit facilities and unsecured bonds	(327)	(162)	(116)	(320)
Less: adequate protection payments	—	—	104	81
Senior Secured Notes	(66)	(50)	—	—
Debt of consolidated variable interest entities	(47)	(25)	(25)	(47)
Cash and payment-in-kind interest	(440)	(237)	(37)	(286)

We are charged interest on our senior credit facilities at LIBOR plus a margin. For periods after July 2, 2018, this margin increased by one percentage point following the emergence from Chapter 11. There has also been an increase in LIBOR rates, which when combined with the additional post-emergence margin, has led to an increased effective interest rate on our senior credit facilities in the year ended 2019.
During the period we were in Chapter 11 (September 12, 2017 to July 1, 2018), we recorded contractual interest payments against debt held as subject to compromise ("adequate protection payments") as a reduction to debt in the Consolidated Balance Sheet and not as an expense to the Consolidated Statement of Operations. We then expensed the adequate protection payments on emergence from Chapter 11.
On emergence from Chapter 11 we issued $880 million of Senior Secured Notes. We incur 4% cash interest and 8% payment-in-kind interest on these notes. On November 14, 2018 and April 10, 2019 there were two redemptions. After the two redemptions there was a remaining $476 million principal outstanding on the notes, which includes $18 million of accrued payment-in-kind interest on our Senior Secured Notes which was compounded on July 15, 2019 and additional notes were issued.
Our Consolidated Balance Sheet includes approximately $0.6 billion of debt facilities held by subsidiaries of Ship Finance that we consolidate as variable interest entities. Our interest expense includes the interest incurred by these entities on those facilities.
2) Unwind of discount on debt
On emergence from Chapter 11 and application of fresh start accounting, we recorded a discount against our debt to reduce its carrying value to equal its fair value. The debt discount is unwound over the remaining terms of the debt facilities.
3) Loan fee amortization
We amortize loan issuance costs over the expected term of the associated debt facility. We expensed capitalized loan issuance costs for debt subject to compromise when we filed for Chapter 11 on September 12, 2017. No new debt facilities have been entered into since emerging from Chapter 11.
4) Capitalized interest
We capitalize the interest cost incurred to finance Newbuilds. This ceased when we filed for Chapter 11 on September 12, 2017. No Newbuild finance has been entered into since emerging from Chapter 11.